UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported):
November 6, 2023

Theseus Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40869	83-0712806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

314 Main Street Cambridge, Massachusetts (Address of Principal Executive Offices)	02142 (Zip Code)
(857) 400-9491
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	THRX	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On November 13, 2023, Theseus Pharmaceuticals, Inc. (the “Company”) issued a press release which announced that the Company had cash, cash equivalents, and marketable securities of $225.4 million as of September 30, 2023.
The financial results included in the press release represent the most current information available to management as of the date of this Current Report on Form 8-K and do not present all information necessary for an understanding of the Company’s financial condition as of and its results of operations for the three and nine months ended September 30, 2023. Accordingly, undue reliance should not be placed on such preliminary numbers.
The information in Item 2.02 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company, under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 2.05    Costs Associated with Exit or Disposal Activities.
On November 6, 2023, the Company made a decision to implement a workforce reduction of the Company’s workforce by 26 full-time employees, or approximately 72% of the Company’s then-current employee base. In connection with this, the affected employees will be provided severance benefits, including cash severance payments. Each affected employee’s eligibility for these severance benefits is contingent upon such employee’s entering into an effective separation agreement, which includes a general release of claims against the Company. The reduction of workforce is expected to result in $5.5 million in severance costs. The incremental costs are expected to be incurred in the fourth quarter of 2023.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As part of the reduction in workforce plan described above in Item 2.05, the Company terminated the employment of William C. Shakespeare, Ph.D. as President of Research and Development of the Company, effective as of November 9, 2023 (the “Separation Date”), without cause.
In connection with Dr. Shakespeare’s departure, the Company entered into a separation and release agreement with Dr. Shakespeare (the “Separation Agreement”). Pursuant to the Separation Agreement, Dr. Shakespeare will receive severance equal to nine months of his base salary in effect on the Separation Date and his annual target bonus prorated through the Separation Date, in the total gross amount of $0.5 million, less applicable taxes and withholdings, payable in equal installments over a nine-month period, and reimbursement of COBRA premiums for healthcare insurance coverage for up to nine months to the extent Dr. Shakespeare is eligible for and elects COBRA coverage. In addition, under the terms of the Separation Agreement, Dr. Shakespeare’s outstanding unvested equity awards that would have vested during the twelve-month period following the Separation Date became fully vested on the Separation Date. The Separation Agreement also contains a general release of claims by Dr. Shakespeare, as well as customary cooperation clause in order to ensure a smooth transition after Dr. Shakespeare’s departure.
In connection with Dr. Shakespeare’s departure, the Company also entered into a consulting agreement with Dr. Shakespeare, effective as of November 9, 2023 (the “Consulting Agreement”). Pursuant to the Consulting Agreement, Dr. Shakespeare will provide consulting and advisory services to the Company until June 30, 2024 (such period, the “Consulting Period”). As the only consideration for Dr. Shakespeare’s services under the Consulting Agreement, Dr. Shakespeare’s outstanding unvested equity awards shall continue to vest in accordance with the applicable purchase, award or grant agreement during the Consulting Period.
The foregoing descriptions of the Separation Agreement and the Consulting Agreement do not purport to be complete and are qualified in their entirety by reference to the Consulting Agreement and the Separation

Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 7.01    Regulation FD.
On November 13, 2023, the Company issued a press release titled “Theseus Pharmaceuticals Announces Process to Explore Strategic Alternatives.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing by the Company, under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01    Other Events.
On November 13, 2023, the Company announced that it is conducting a process to explore strategic alternatives to maximize shareholder value.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the estimated costs expected to be incurred in connection with the Company’s reduction in workforce and plans to review strategic alternatives for the Company. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, its clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. The Company may not actually achieve the forecasts disclosed in the Company's forward-looking statements, and you should not place undue reliance on such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the "SEC"), as supplemented by its most recent Quarterly Report on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither the Company, nor its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

No.	Description of Exhibit
10.1#	Consulting Agreement, by and between Theseus Pharmaceuticals, Inc. and William C. Shakespeare, Ph.D., effective as of November 9, 2023
10.2#	Separation and Release Agreement, by and between Theseus Pharmaceuticals, Inc. and William C. Shakespeare, Ph.D., effective as of November 9, 2023
99.1	Press release issued by Theseus Pharmaceuticals, Inc. on November 13, 2023, furnished herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
#    Indicates a management contract or any compensatory plan, contract or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Theseus Pharmaceuticals, Inc.

	By:	/s/ Bradford D. Dahms
		Name:	Bradford D. Dahms
		Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

Date: November 13, 2023